ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:      NOVEMBER 1, 2002 - NOVEMBER 30, 2002

SETTLEMENT DATE:        15-DEC-02


A.    SERIES INFORMATION:

      Advanta Equipment Leasing Receivables Series 2000-1 LLC
      SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)   Beginning Aggregate Contract Principal Balance.............................................. $ 82,283,238.18
                                                                                                          ---------------
      (b.)   Contract Principal Balance of all Collections allocable to Contracts........................ $  5,848,466.40
                                                                                                          ---------------
      (c.)   Contract Principal Balance of Charged-Off Contracts......................................... $    389,961.74
                                                                                                          ---------------
      (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of
             this Settlement Date........................................................................ $ 76,044,810.04
                                                                                                          ---------------

             BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
             THIS RELATED COLLECTION PERIOD)

      (e.)   Class A Principal Balance as of this
             Settlement Date (Class A Note Factor)          0.0862614                                     $ 28,395,285.24
                                                           -----------                                    ---------------
      (e1.)  Ending Class A-1 Principal Balance             0.0000000              $            --
                                                           -----------             ---------------
      (e2.)  Ending Class A-2 Principal Balance             0.0000000              $            --
                                                           -----------             ---------------
      (e3.)  Ending Class A-3 Principal Balance             0.3355504              $ 28,395,285.24
                                                           -----------             ---------------
      (f.)   Ending Class B Principal Balance as of this
             Settlement Date (Class B Note Factor)          0.1787175                                     $  5,042,514.17
                                                           -----------                                    ---------------
      (g.)   Ending Class C Principal Balance as of this
             Settlement Date (Class C Note Factor)          0.1784889                                     $  3,357,376.76
                                                           -----------                                    ---------------
      (h.)   Ending Class D Principal Balance as of this
             Settlement Date (Class D Note Factor)          0.1781684                                     $  1,675,673.62
                                                           -----------                                    ---------------
      (i.)   Ending Class E Principal Balance as of this
             Settlement Date (Class E Note Factor)          0.3136376                                     $  7,374,248.05
                                                           -----------                                    ---------------
      (j.)   Ending Class F Principal Balance as of this
             Settlement Date (Class F Note Factor)          0.1617106                                     $  9,886,101.01
                                                           -----------                                    ---------------
      (k.)   Excess Aggregate Contract Principal Balance over the sum of the
             Class A through F Principal Balances                                                         $ 20,313,611.19
                                                                                                          ---------------

II.   COMPLIANCE RATIOS:

      (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts............................... $ 82,703,652.04
                                                                                                          ---------------
      (b.)   CBR of Contracts 1-30 days delinquent....................................................... $  9,993,853.06
                                                                                                          ---------------
      (c.)   % of Delinquent Contracts 1-30 days as of the related Calculation
             Date........................................................................................           12.08%
                                                                                                          ---------------
      (d.)   CBR of Contracts 31-60 days delinquent...................................................... $  2,813,610.61
                                                                                                          ---------------
      (e.)   % of Delinquent Contracts 31-60 days as of the related Calculation
             Date........................................................................................            3.40%
                                                                                                          ---------------
      (f.)   CBR of Contracts 61-90 days delinquent...................................................... $  1,283,891.16
                                                                                                          ---------------
      (g.)   % of Delinquent Contracts 61-90 days as of the related Calculation
             Date........................................................................................            1.55%
                                                                                                          ---------------
      (h.)   CBR of Contracts > 91 days delinquent....................................................... $  1,379,214.10
                                                                                                          ---------------
      (i.)   % of Delinquent Contracts > 91 days as of the related Calculation
             Date........................................................................................            1.67%
                                                                                                          ---------------
      (j1.)  % of Delinquent Contracts 31 days or more as of the related
             Calculation Date............................................................................            6.62%
                                                                                                          ---------------
      (j2.)  Month 2:                  Oct-02 ...........................................................            6.51%
                               ---------------                                                            ---------------
      (j3.)  Month 3:                  Sep-02 ...........................................................            7.02%
                               ---------------                                                            ---------------
      (j4.)  Three month rolling average % of Delinquent Contracts 31 days or
             more........................................................................................            6.72%
                                                                                                          ---------------
      (k1.)  Net Charge-Off % for the related Collection Period
             (annualized 30/360).........................................................................            1.66%
                                                                                                          ---------------
      (k2.)  Month 2:                  Oct-02 ...........................................................            1.85%
                               ---------------                                                            ---------------
      (k3.)  Month 3:                  Sep-02 ...........................................................            2.64%
                               ---------------                                                            ---------------
      (k4.)  Three month rolling average % for Defaulted Contracts.......................................            2.05%
                                                                                                          ---------------

      (l1.)  Cumulative Net Loss Percentage..............................................................     7.2779%
                                                                                                          ---------------
      (l2.)  Does the Cumulative Net Loss % exceed
      (l3.)  The Loss Trigger Level % from Beginning Period to and including
             12th Collection Period?   Y or N............................................................       N/A
                                                                                                          ---------------
      (l4.)  The Loss Trigger Level % from 13th Collection Period to and
             including 24th Collection Period?   Y or N..................................................       N/A
                                                                                                          ---------------
      (l5.)  The Loss Trigger Level % from 25th Collection Period and
             thereafter?   Y or N........................................................................       YES
                                                                                                          ---------------
      (m5.)  Is there currently a Trigger Event which has not been cured for
             this payment date   Y or N..................................................................       YES
                                                                                                          ---------------
      (m5.)  Is there currently an Event of Default for this payment date Y or N.........................       NO
                                                                                                          ---------------

III.  FLOW OF FUNDS:

      (1.)   The amount on deposit in Available Funds.................................................... $  7,101,064.15
                                                                                                          ---------------
      (2.)   Amounts deposited, if any, by the Servicer to the Collection
             Account for contracts repurchased........................................................... $            --
                                                                                                          ---------------
      (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2)............................................................ $  7,101,064.15
                                                                                                          ---------------
      (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts............................... $    323,936.53
                                                                                                          ---------------
      (a.)   To the Trustee, trustee fees and expenses subject to an annual
             limit.......................................................................................              --
                                                                                                          ---------------
      (b.)   To the Servicer, any unrecoverable servicer advances / initial
             unpaid balance amounts...................................................................... $            --
                                                                                                          ---------------
      (c.)   To the Servicer, the servicing fee then due and miscellaneous
             amounts, if any............................................................................. $     68,569.37
                                                                                                          ---------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
             INTEREST

      (d.)   To Class A, the total Class A Note Interest for the related
             interest accrual period..................................................................... $    214,808.74
                                                                                                          ---------------
                               Interest on Class A-1 Notes........................ $            --
                                                                                   ---------------
                               Interest on Class A-2 Notes........................ $            --
                                                                                   ---------------
                               Interest on Class A-3 Notes........................ $    214,808.74
                                                                                   ---------------
      (e.)   Interest on Class B Notes for the related interest accrual period........................... $     31,812.47
                                                                                                          ---------------
      (f.)   Interest on Class C Notes for the related interest accrual period........................... $     21,531.41
                                                                                                          ---------------
      (g.)   Interest on Class D Notes for the related interest accrual period........................... $     11,207.83
                                                                                                          ---------------

             CLASS E INTEREST:

      (h1.)  After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the related interest accrual period to be paid
             to the Class E Noteholder...................................................................              --
                                                                                                          ---------------
      (h2.)  Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata
             among the Class A, Class B, Class C and Class D Notes................ $     62,988.37
                                                                                   ---------------

                                                                                   ---------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
             PRINCIPAL

      (i1.)  Class A percentage...................................................        0.699999
                                                                                   ---------------
      (i2.)  To Class A, amount from reserve account, if any......................
                                                                                   ---------------
      (i3.)  To Class A, the Class A overdue principal, if any....................              --
                                                                                   ---------------
      (i4.)  To Class A, the Class A monthly principal payment amount............. $  6,366,209.49
                                                                                   ---------------
      (i5.)  To Class A, the additional principal, if any, allocable from
             Class E interest amount.............................................. $     48,833.93
                                                                                   ---------------
      (i6.)  To Class A, the additional principal, if any, allocable from
             Class F floor amount.................................................              --
                                                                                   ---------------
      (i7.)  Total principal payment to Class A  (i2-i6).......................... $  6,415,043.42
                                                                                   ---------------
      (i8.)  ..................Principal payment to Class A-1 Noteholders................................ $            --
                                                                                                          ---------------
      (i9.)  ..................Principal payment to Class A-2 Noteholders................................ $            --
                                                                                                          ---------------
      (i10.) ..................Principal payment to Class A-3 Noteholders................................ $  6,415,043.42
                                                                                                          ---------------

      (j1.)  Class B percentage...................................................       0.0599996
                                                                                   ---------------
      (j2.)  To Class B, amount from reserve account, if any......................              --
                                                                                   ---------------
      (j3.)  To Class B, the Class B overdue principal, if any....................
                                                                                   ---------------
      (j4.)  To Class B, the Class B monthly principal payment amount............. $            --
                                                                                   ---------------
      (j5.)  To Class B, the additional principal, if any, allocable from
             Class E interest amount.............................................. $      7,083.87
                                                                                   ---------------
      (j6.)  To Class B, the additional principal, if any, allocable from
             Class F floor amount.................................................              --
                                                                                   ---------------
      (j7.)  Total principal payment to Class B Noteholders (j2-j6)...................................... $      7,083.87
                                                                                                          ---------------
      (k1.)  Class C percentage...................................................       0.0399997
                                                                                   ---------------
      (j2.)  To Class C, amount from reserve account, if any......................              --
                                                                                   ---------------
      (k3.)  To Class C, the Class C overdue principal, if any....................            0.00
                                                                                   ---------------
      (k4.)  To Class C, the Class C monthly principal payment amount............. $            --
                                                                                   ---------------
      (k5.)  To Class C, the additional principal, if any, allocable from
             Class E interest amount.............................................. $      4,716.54
                                                                                   ---------------
      (k6.)  To Class C, the additional principal, if any, allocable from
             Class F floor amount.................................................              --
                                                                                   ---------------

      (k7.)  Total principal payment to Class C Noteholders (k2-k6)...................................... $      4,716.54
                                                                                                          ---------------
      (l1.)  Class D percentage...................................................       0.0199999
                                                                                   ---------------
      (l2.)  To Class D, amount from reserve account, if any......................              --
                                                                                   ---------------
      (l3.)  To Class D, the Class D overdue principal, if any....................            0.00
                                                                                   ---------------
      (l4.)  To Class D, the Class D monthly principal payment amount............. $            --
                                                                                   ---------------
      (l5.)  To Class D, the additional principal, if any, allocable from
             Class E interest amount.............................................. $      2,354.03
                                                                                   ---------------
      (l6.)  To Class D, the additional principal, if any, allocable from
             Class F floor amount.................................................              --
                                                                                   ---------------
      (l7.)  Total principal payment to Class D Noteholders (l2-l6)...................................... $      2,354.03
                                                                                                          ---------------
      (m1.)  Class E percentage...................................................       0.0499986
                                                                                   ---------------
      (m2.)  To Class E, amount from reserve account, if any......................
                                                                                   ---------------
      (m3.)  To Class E, the Class E overdue principal, if any....................            0.00
                                                                                   ---------------
      (m4.)  To Class E, the Class E monthly principal payment amount............. $            --
                                                                                   ---------------        ---------------
      (m5.)  To Class E, the additional principal, if any, allocable from
             Class F floor amount.................................................              --
                                                                                   ---------------
      (m6.)  Total principal payment to Class E Noteholders (m2-m5)...................................... $            --
                                                                                                          ---------------

             TO THE RESERVE ACCOUNT:

       (4.)  The amount, if any, needed to maintain the amount in the reserve
             account at the required reserve amount...................................................... $            --
                                                                                                          ---------------

             CLASS F PAYMENTS:

      (n1.)  Sub-Total of funds disbursed through the Reserve Account............. $  7,101,064.17
                                                                                   ---------------
      (n2.)  Funds available to be paid to Class F................................ $            --
                                                                                   ---------------
      (n3.)  Class F percentage...................................................       0.1300032
                                                                                   ---------------
      (n4.)  Class F floor amount................................................. $  9,405,070.31
                                                                                   ---------------
      (n5.)  Class F principal balance before payment of principal on this payment date......................................................... $ 10,697,116.63
                                                                                   ---------------
      (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
      (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
             reduced to the Class F floor amount  and (b) funds available................................ $            --
                                                                                                          ---------------
      (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0............................................................
                                                                                                          ---------------

             TO THE TRUSTEE:

      (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit..................................................................................
                                                                                                          ---------------
             TO THE ISSUERS:

      (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
             payments are made above..................................................................... $            --
                                                                                                          ---------------

IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the
             Collection Period........................................................................... $  1,776,646.28
                                                                                                          ---------------
      (b.)   Servicer Advances reimbursed during the Collection Period................................... $     64,184.24
                                                                                                          ---------------
      (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
             Settlement Date............................................................................. $            --
                                                                                                          ---------------
      (d.)   Servicer Advances made during the related Collection Period................................. $     74,868.80
                                                                                                          ---------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection
             Period...................................................................................... $  1,787,330.84
                                                                                                          ---------------
      (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
             were not made...............................................................................              --
                                                                                                          ---------------

V.    RESERVE ACCOUNT

      (a.)   Amount on deposit at the beginning of the related Collection Period......................... $            --
                                                                                                          ---------------
      (b.)   Reserve Account initial deposit.............................................................
                                                                                                          ---------------
      (c.)   Amount of interest earnings reinvested for the related Monthly
             Period...................................................................................... $            --
                                                                                                          ---------------
      (d.)   Amounts used to cover shortfalls, if any,  for the related
             Collection Period...........................................................................            0.00
                                                                                                          ---------------
      (e.)   Amounts used as required in a Trigger Event, if any, for the
             related Collection Period................................................................... $            --
                                                                                                          ---------------
      (f.)   Amounts transferred in from the Collection Account, if applicable
             (line 4).................................................................................... $            --
                                                                                                          ---------------
      (g.)   Interest earnings for the related Monthly Period............................................
                                                                                                          ---------------
      (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly Period..................................................................
                                                                                                          ---------------
      (i.)   Amount on deposit at the end of the related Collection Period............................... $            --
                                                                                                          ---------------

      (j.)   Is the Required Reserve Amount equal to the balance in the Reserve
             Account as of the related Collection period? Y or N.........................................        N
                                                                                                          ---------------

VI.   ADVANCE PAYMENTS

      (a.)   Beginning aggregate Advance Payments........................................................ $  1,194,215.74
                                                                                                          ---------------
      (b.)   Add:  Amount of Advance Payments collected during the related
             Collection Period........................................................................... $    766,169.96
                                                                                                          ---------------
      (c.)   Add:  Investment earnings for the related  Collection Period................................ $            --
                                                                                                          ---------------
      (d.)   Less: Amount of Advance Payments withdrawn for deposit into
             Facility Account............................................................................ $  1,016,320.58
                                                                                                          ---------------
      (e.)   Ending aggregate Advance Payments........................................................... $    944,065.12
                                                                                                          ---------------


      ADVANTA BANK CORP., AS SERVICER

      BY:    /s/ MARK SHAPIRO

      TITLE: Asst. V.P. Structured Finance
             -----------------------------

      DATE:  12/11/02
             -----------------------------



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